Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enigma Software Group, Inc. (the "Company") on Form 10-QSB/A Amendment No. 2 for the quarterly period and nine-month period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Richard M. Scarlata, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)  The Form 10-QSB complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2007
/s/ Richard M. Scarlata
Richard M. Scarlata - Chief Financial Officer